UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): June 1, 2005

                             TRIARC COMPANIES, INC.
                 --------------------------------------------------
              (Exact name of registrant as specified in its charter)


    DELAWARE 1-2207              38-0471180
    -----------------            --------------           --------------
   (State or Other               (Commission              (I.R.S. Employer
   Jurisdiction of               File Number)             Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                               10017
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   (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:   (212) 451-3000

                                   N/A
   ----------------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement

     On June 1, 2005, the stockholders of Triarc Companies, Inc. ("Triarc") approved an amendment to the Performance Goal Bonus Award portion of Triarc's 1999 Executive Bonus Plan (the "Plan"). The amendment added as an additional performance criterion for determining the performance of Triarc (or its operating units) and upon which Performance Goal Bonus Awards may be based:
"consolidated net income, plus (without duplication and only to the extent such amount was deducted in calculating such consolidated net income) interest expense, income taxes, depreciation expense and amortization expense" ("EBITDA"). The amendment also clarifies that Performance Goal Bonus Awards may be based on performance over a period of time that exceeds one "Plan Year" (as defined in the Plan).

     The additional performance criterion is in accordance with the employment agreement among Deerfield & Company LLC ("Deerfield") and Deerfield Capital Management LLC ("DCM"), a subsidiary of Deerfield, and Gregory Sachs, a director of Triarc and the Chairman and Chief Executive Officer of Deerfield and DCM, which provides, among other things, that subject to shareholder approval of the amendment to the Plan, commencing with the 2005 fiscal year, Mr. Sachs will be entitled to receive an annual "Additional Bonus" equal to 8% of Deerfield's EBITDA in excess of $8.0 million. In addition, pursuant to Mr. Sach's employment agreement, Mr. Sachs is also entitled to receive a bonus in respect of each fiscal year equal to 8% of the first $8.0 million of Deerfield's EBITDA (the "Annual Bonus"). The employment agreement also provides that in no event will the aggregate of the Annual Bonus and Additional Bonus in respect of any fiscal year exceed $5.0 million.

     A copy of the Amendment is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

       (c) Exhibits

       10.1 - Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan.

       99.1 - Press release of Triarc Companies, Inc. dated June 1, 2005.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                             TRIARC COMPANIES, INC.



                                             By: /s/STUART I. ROSEN
                                                 ---------------------
                                                 Stuart I. Rosen
                                                 Senior Vice President
                                                 and Secretary

Dated:  June 6, 2005

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                                  EXHIBIT INDEX

Exhibit
No.               Description
                  -----------

10.1  Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan.

99.1  Press release of Triarc Companies, Inc. dated June 1, 2005.